SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CHINA AGRITECH, INC.
(Name of Registrant As Specified In Its Charter)

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☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

To the Stockholders of China Agritech, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated December 17, 2009, the amendment of the Company's Amended and Restated Certificate of Incorporation (the “Amendment”) to effect a forward split of the Company’s Common stock on the basis of two shares for every one outstanding share (the “Stock Split”), so that every one outstanding share of Common Stock before the Stock Split shall represent two shares of Common Stock after the Stock Split.  The actions to be taken pursuant to the written consent shall be taken at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of December 22, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/	Yu Chang
Yu Chang
President, Chief Executive Officer and Chairman

Dated: December [   ], 2009

INFORMATION STATEMENT

OF

CHINA AGRITECH, INC.

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA AGRITECH, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on December 17, 2009, and the approval of such corporate action by the written consent, dated December 17, 2009, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on such date.  Stockholders holding in the aggregate 5,024,115 shares of Common Stock or 59.52% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about January [   ], 2009, and the transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement  is mailed or furnished to the stockholders of record as of December 22, 2009.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on December [17], 2009 the Board of Directors adopted resolutions approving a forward split of the Company’s Common Stock on the basis of two shares for every one outstanding share (the “Stock Split”), so that every one outstanding share of Common Stock before the Stock Split shall represent two shares of Common Stock after the Stock Split and proposing that such resolution be submitted for a vote of the stockholders of the Corporation (the “Board Consent”). The Board Consent is attached hereto as Appendix A. The action taken by the Board of Directors with respect to the Stock Split and amending the Company’s Amended and Restated Certificate of Incorporation to effect the Stock Split (the “Amendment”) was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on December 17, 2009 (the “Stockholder Consent”). The Stockholder Consent is attached hereto as Appendix B.

The reasons for, and general effect of, the Stock Split is described in “APPROVAL OF A RESOLUTION TO EFFECT A FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about January [  ], 2009. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock. This Information Statement is being furnished by the Corporation and is available through the “Investor Relations” tab on the Corporation’s website at: www.chinaagritechinc.com.

VOTE OBTAINED — DELAWARE LAW

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our Common Stock. As of December 17, 2009, there were 8,440,837 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 5,024,115 shares of Common Stock or 59.52% of the Common Stock outstanding on such date, approved the Stock Split and the filing of the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of December 17, 2009 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.  Unless otherwise stated, the address of all persons in the table is c/o China Agritech, Inc., Room 3F, No 11 Building, Zhonghong International Business Garden, Future Business Center, Chaoyang North Road, Chaoyang District, Beijing China 100024.

As of December 17, 2009, an aggregate of 8,440,837 shares of our Common Stock, par value $.001 per share, were outstanding.

Name & Address of Beneficial Owner and Office, if any	Amount & Nature of Beneficial Ownership (1)		Percent of Class(1)
Yu Chang, Chief Executive Officer, President, Secretary and Chairman	3,343,584	(2)	39.61
China Tailong Group Limited	2,161,210	(3)	25.60
Carlyle Asia Growth Partners IV, L.P.	1,278,937	(4)	15.15
Sammi Holdings Limited	872,500	(5)	10.34
Xiao Rong Teng, Director	287,763	(6)	3.41
Yau-Sing Tang, Chief Financial Officer and Controller	0		*
Lun Zhang Dai, Director	0		*
Ming Fang Zhu	0		*
Hai Lin Zhang, Director	0		*
Gene Michael Bennett, Director	0		*

All officers and directors as a group (6 persons)	3,631,347		43.02
*  Less than 1%.

1.
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or or investment power within 60 days.  Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

2.
Includes 2,161,210 shares of our common stock held by China Tailong Group Limited and 741,625 of the 872,500 shares held by Sammi Holdings Limited.  Mr. Chang holds 100% of the registered shares of China Tailong Group Limited and 85% of the registered shares of Sammi Holdings Limited.  In addition, Mr. Chang has sole voting and dispositive power over 440,749 shares of our common stock. Mr. Chang is the sole director of Sammi Holdings.

3.	Yu Chang holds 100% of the registered shares of China Tailong Group Limited.

4.
Based on a Schedule 13D filed by Carlyle Asia Growth Partners IV, L.P. on October 29, 2009, CAGP IV General Partner, L.P. is the general partner of Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P., the record holder of 113,831 shares of common stock of China Agritech, and may be deemed to have voting control and investment discretion over the securities held by Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P.  CAGP IV General Partner, L.P. disclaims beneficial ownership of such securities.   The sole general partner of CAGP IV General Partner, L.P. is CAGP IV Ltd., a limited company that is wholly owned by TC Group Cayman Investment Holdings, L.P. The sole general partner of TC Group Cayman Investment Holdings, L.P. is TCG Holdings Cayman II, L.P. DBD Cayman, Ltd. is the sole general partner of TCG Holdings Cayman II, L.P. Carlyle Offshore Partners II, Limited is the Class B member of DBD Cayman, Ltd. Each of CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., DBD Cayman, Ltd., and Carlyle Offshore Partners II, Limited may, by virtue of being the owner or general partner, as the case may be, of CAGP IV General Partner, L.P., CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., and DBD Cayman, Ltd., respectively, be deemed to have voting control and investment discretion over the securities held by Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P. CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., DBD Cayman, Ltd., and Carlyle Offshore Partners II, Limited each disclaims beneficial ownership of such securities.  The principal business address of each of these persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington D.C., 20004-2505.  William E. Conway, Jr., Daniel A. D’Aniello, David Rubenstein, David Pearson, and Curt Buser are the directors of CAGP IV Ltd. and, in such capacity, may be deemed to share beneficial ownership of the shares of common stock of the Company beneficially owned by CAGP IV Ltd. Such individuals, in their capacities as directors, expressly disclaim any such beneficial ownership. Does not include warrants to purchase 928,514 shares of common stock held collectively by Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P that are not exercisable within 60 days.

5.	Yu Chang and Xiao Rong Teng hold 85% and 15% of the registered shares of Sammi Holdings Limited, respectively.

6.	Includes 130,875 of the 872,500 shares held by Sammi Holdings Limited. Ms. Teng holds 15% of the registered shares of Sammi Holdings Limited.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

APPROVAL OF A RESOLUTION TO EFFECT A FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT

Purpose of the Stock Split

The Company’s Board of Directors has determined that it is in our best interest to effect a forward split of our Common Stock of two shares for one share outstanding (the “Stock Split”), so that every one outstanding share of Common Stock before the Stock Split shall represent two shares of Common Stock after the Stock Split with all fractional shares rounded up to the next whole share. The Board of Directors believes that the Company’s stockholders would benefit from greater liquidity in the Company’s Common Stock, that the Common Stock is too expensive for many investors and that a forward stock split of the Common Stock will allow the Common Stock to trade in a less expensive price range. Consequently, the Board of Directors has recommended that we effect the Stock Split.

Principal Effects of the Stock Split

On the effective date of the Stock Split, each one share of our Common Stock issued and outstanding immediately prior to the Stock Split effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into two shares of our Common Stock (the “New Shares”).  In the following discussion, we provide examples of the effects of a two-for-one forward stock split.

Corporate Matters.  The Stock Split would have the following effects on the number of shares of Common Stock outstanding:

•	in a two-for-one forward stock split, every one of our Old Shares owned by a stockholder would be exchanged for two New Shares; and

•	the number of shares of our Common Stock issued and outstanding will be increased from 8,440,837 shares to 16,881,674 shares.

The Stock Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Effect on Market Price of our Common Stock.  The market price of the Common Stock may fall proportionally to the increase in the number of shares outstanding as a result of the Stock Split. However, stockholders should note that the effect of the Stock Split upon the market price for our Common Stock cannot be accurately predicted. Furthermore, there can be no assurance that the market price of our Common Stock immediately after the Stock Split will be maintained for any period of time. Moreover, because some investors may view the Stock Split negatively, there can be no assurance that the Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Stock Split will either exceed or remain in excess of the current market price.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the two for one stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants. Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the Stock Split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.

Authorized Shares. The Company is presently authorized under its Amended and Restated Certificate of Incorporation to issue 100,000,000 shares of Common Stock.  Upon effectiveness of the Stock Split, the number of authorized shares of Common Stock would remain the same, although the number of shares of Common Stock issued and outstanding will increase.  The issuance in the future of additional shares of the our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock.  Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted.

Accounting Matters. The Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be increased in proportion to the Stock Split ratio (that is, in a two-for-one stock split, the stated capital attributable to our Common Stock will be increased to twice the number of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of our Common Stock will also be decreased because there will be more shares of our Common Stock outstanding.

Procedure for Effecting a Forward Stock Split and Exchange of Stock Certificates

The Stock Split will be accomplished by amending the Company’s Amended and Restated Certificate of Incorporation to include the paragraph immediately below substantially in the following form:

“The Company is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 110,000,000 shares, $0.001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 10,000,000 shares.  The Board of Directors of the Company is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.  Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each one (1) outstanding share of Common Stock shall be forward split into two (2) shares of Common Stock.”

A copy of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company is attached hereto as Appendix C.

The Stock Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Stock Split has been effected. The Company expects that its transfer agent, Securities Transfer Corporation, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.  Securities Transfer Corporation charges a fee of approximately $25 for each certificate issued representing New Shares, which cost shall be borne by the stockholder.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Stock Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds Common Stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Stock Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Stock Split. The aggregate tax basis of the New Shares received in the Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

We can give no assurance that the tax treatment described herein will remain unchanged. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Stock Split, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences or facts prove not to be as anticipated and described herein, the result could be increased taxation at the stockholder level.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Stock Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL.  Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Stock Split or the filing of the Amendment as approved by the Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Stock Split that is not shared by all other shareholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

December [  ] 2009

APPENDIX A

UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
CHINA AGRITECH INC.

The undersigned, being all of the members of the Board of Directors (the “Board”) of China Agritech Inc., a Delaware corporation (the “Corporation”), do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to Section 141(f) of the Delaware General Corporation Law:

WHEREAS, the Board of Directors of the Corporation believes that Corporation’s stockholders would benefit from greater liquidity in the Common Stock, that the common stock is too expensive for many investors and that a forward stock split of the Common Stock will allow the Common Stock to trade in a less expensive price range; and

WHEREAS, the Corporation desires, at a time to be determined by the Board of Directors, to effect a 2-for-1 forward stock split, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into two (2) shares of authorized, issued and outstanding Common Stock of the Corporation (the “Stock Split”).

WHEREAS, the Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

WHEREAS, the Corporation must file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect the Reverse Stock Split;

NOW, THEREFORE, BE IT

RESOLVED, that the Board of Directors  hereby authorizes and approves the Stock Split and the Amendment, substantially in the form attached hereto as Exhibit A; and be it further

RESOLVED, that upon consultation with management of the Corporation, the Board of Directors will determine the date of the Stock Split; and be it further

RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation’s outstanding common stock (the “Stockholders”) of the Stock Split and the Amendment; and be it further

RESOLVED, that the filing of the Amendment is contingent upon approval by the Stockholders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Delaware, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board of Directors may abandon the Amendment without further action by the Corporation’s stockholders; and be it further

RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the SEC an Information Statement on Schedule 14C with respect to the approval of the Stock Split and the Amendment by written consent in lieu of a stockholder meeting; and be it further

RESOLVED, that the close of business on December 22, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This unanimous written consent of the Board of Directors of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of the 17th day of December 2009.

/s/ Yu Chang	/s/Xiao Rong Teng
Yu Chang	Xiao Rong Teng

/s/Gene Michael Bennett	/s/ Lun Zhang Dai
Gene Michael Bennett	Lun Zhang Dai

/s/ Hai Lin Zhang
Hai Lin Zhang

APPENDIX B

WRITTEN CONSENT
OF THE
HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES
OF COMMON STOCK OF
CHINA AGRITECH INC.

The undersigned, being holders of a majority of the issued and outstanding shares (the “Holders”) of common stock, par value $.001 per share (the “Common Stock”) of China Agritech, Inc., a Delaware Corporation (the “Corporation”), pursuant to Section 228 of the General Corporation Law of the State of Delaware, consents to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Board of Directors of the Corporation believes that Corporation’s stockholders would benefit from greater liquidity in the Common Stock, that the common stock is too expensive for many investors and that a forward stock split of the Common Stock will allow the Common Stock to trade in a less expensive price range; and

WHEREAS, the Board of Directors of the Corporation, at a time to be determined by the Board of Directors, desires to effect a 2-for-1 forward stock split of the Common Stock, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into two (2) shares of authorized, issued and outstanding Common Stock of the Corporation (the “Stock Split”).

WHEREAS, the Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

WHEREAS, the Corporation must file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect the Stock Split;

WHEREAS, the Board of Directors have authorized the Corporation to seek the written consent of the Holders to approve the Stock Split and the Amendment.

NOW, THEREFORE, BE IT

RESOLVED, that the Holders hereby approve the Stock Split; and be it further

RESOLVED, that the Holders hereby approve the Amendment, substantially in the form attached hereto as Exhibit A, to effect the Stock Split, at such time as the Board of Directors determines in its discretion and without any further action by the Holders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Delaware, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board may abandon the Amendment without further action by the stockholders; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This written consent of the Holders of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

B-1

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation’s outstanding shares of common stock, have hereunto set their hands as of the 17th day of December 2009.

Yu Chang		Xiao Rong Teng

By:	/s/ Yu Chang	By:	/s/ Xiao Rong Teng

Its:		Its:

No. of Shares: 440,749		No. of Shares: 156,888

Sammi Holdings Limited		China Tailing Group Limited

By:	/s/ Yu Chang	By:	/s/ Yu Chang

Its:		Its:

No. of Shares: 872,500		No. of Shares: 2,161,210

Carlyle Asia Growth Partners IV, L.P.		CAGP IV Co-Investment, L.P.

By:	/s/ Curtis Buser	By:	/s/ Curtis Buser

Its:	Director	Its:	Director

No. of Shares: 1,278,937		No. of Shares: 113,831

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APPENDIX C

CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHINA AGRITECH, INC.

China Agritech, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify:

Article I.               The Board of Directors of the Company (the “Board”), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Company to effect a 2 (two) for 1 (one) forward stock split of the Common Stock, par value $0.001, whereby every one (1) issued and outstanding share of the Company’s Common Stock (including each share of treasury stock), shall automatically and without any action on the part of the holder thereof be split into two (2) fully paid and nonassessable shares of Common Stock of the Company (the “Common Stock”) and to file this Certificate of Amendment:

Article FOURTH of the Certificate of Incorporation of the Company is hereby deleted in its entirety and amended and restated as follows:

“The Company is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 110,000,000 shares, $0.001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 10,000,000 shares.  The Board of Directors of the Company is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.  Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each one (1) outstanding share of Common Stock shall be forward split into two (2) shares of Common Stock.”

Article II.              That in lieu of a meeting and vote of stockholders, the holders of a majority in interest of record of the issued and outstanding shares of Common Stock have given Written Consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Article III.             That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

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IN WITNESS WHEREOF, said China Agritech, Inc, has caused this certificate to be signed by Yu Chang, its Chief Executive Officer, President, Secretary & Chairman of the Board, this ____ day of _______ 2009.

CHINA AGRITECH, INC.

By:

By:
		Name:	Yu Chang
		Title:	President, CEO, Secretary &
Chairman of the Board

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